                                                                    EXHIBIT 99.3

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Financial Officer of Antigenics Inc. (the "Company"), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Jeff D. Clark
                                        -----------------
                                        Jeff D. Clark
                                        Chief Financial Officer

Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Antigenics Inc. and will be retained by Antigenics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.